Exhibit 99.1

Brookdale to Offer $200 Million Convertible Senior Notes Due 2026

Nashville, Tenn., September 27, 2021 – Brookdale Senior Living Inc. (NYSE: BKD) (“Brookdale”) today announced that it proposes to offer $200 million aggregate principal amount of convertible senior notes due 2026 (the “notes”), subject to market conditions and other factors. The notes are to be offered and sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. Brookdale also intends to grant to the initial purchasers of the notes an option to purchase, within a 13-day period beginning on, and including, the date on which the notes are first issued, up to an additional $30 million aggregate principal amount of the notes.

The notes will be senior unsecured obligations of Brookdale, and interest will be payable semi-annually in arrears. The notes will mature on October 15, 2026 unless redeemed, repurchased or converted prior to such date. Upon conversion, the notes may be settled in shares of Brookdale common stock, cash or a combination of cash and shares of Brookdale common stock, at Brookdale’s election. The interest rate, initial conversion rate, offering price, and other terms are to be determined by negotiations between Brookdale and the initial purchasers.

Brookdale expects to use the net proceeds from the offering, including any additional proceeds if the initial purchasers exercise their option to purchase additional notes, for general corporate purposes, including refinancing or repaying maturing and other debt, and to pay the cost of the capped call transactions described below.

In connection with the pricing of the notes, Brookdale expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers of the notes or their respective affiliates or other financial institutions (the “capped call counterparties”). The capped call transactions will initially cover, subject to customary anti-dilution adjustments, the number of shares of Brookdale common stock that will initially underlie the notes. The capped call transactions are expected generally to reduce or offset potential dilution to holders of Brookdale’s common stock upon conversion of the notes and/or offset the potential cash payments that Brookdale could be required to make in excess of the principal amount of any converted notes upon conversion thereof, with such reduction and/or offset subject to a cap based on the cap price. If the initial purchasers of the notes exercise their option to purchase additional notes, Brookdale expects to enter into additional capped call transactions with capped call counterparties.

In connection with establishing their initial hedge of the capped call transactions, Brookdale has been advised that the capped call counterparties or their respective affiliates expect to enter into various derivative transactions with respect to Brookdale common stock and/or purchase Brookdale common stock concurrently with, or shortly after, the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Brookdale common stock at that time.

In addition, the capped call counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Brookdale common stock and/or purchasing or selling Brookdale common stock or other securities in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during any observation period related to a conversion of the notes). This activity could also cause a decrease or avoid an increase in the market price of Brookdale common stock or the notes, which could affect noteholders’ ability to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the amount and value of the consideration that noteholders will receive upon conversion of such notes.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities (including the shares of Brookdale common stock, if any, into which the notes are convertible) and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

The notes and any shares of common stock issuable upon conversion of the notes have not been registered under the Securities Act of 1933, as amended, or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute forwardlooking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to various risks and uncertainties and include all statements that are not historical statements of fact and those regarding Brookdale’s intent, belief or expectations. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will, “could,” “potential,” “intend,” “expect,” “estimate,” “believe,” “plan,” or other similar words or expressions, and include statements regarding the notes offering, the anticipated use of proceeds, the capped call transactions, and other future events. These forward-looking statements are based on certain assumptions and expectations, and Brookdale’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Although Brookdale believes that expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its assumptions or expectations will be attained and actual results and performance could differ materially from those projected. Factors which could have a material adverse effect on Brookdale’s operations and future prospects or which could cause events or circumstances to differ from the forward-looking statements include, but are not limited to, Brookdale’s ability to consummate the offering of the notes within the timing and at the price that it anticipates; its ability to enter into the capped call transactions on the timing and at the price that it anticipates; changes in the terms of the notes and the capped call transactions; and the risks detailed from time to time in Brookdale’s filings with the Securities and Exchange Commission (“SEC”), including those set forth its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements in such SEC filings. Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect management’s views as of the date of this press release. Brookdale cannot guarantee future results, levels of activity, performance or achievements, and, except as required by law, it expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

About Brookdale Senior Living

Brookdale Senior Living Inc., the nation’s premier operator of senior living communities, is committed to its mission of enriching the lives of the people it serves with compassion, respect, excellence and integrity. The Company operates independent living, assisted living, Alzheimer’s and dementia care communities, and through its comprehensive network of services, Brookdale helps to provide seniors with care and services to support their lifestyle in an environment that feels like home. The Company’s expertise in healthcare, hospitality and real estate provides our residents with opportunities to improve wellness, pursue passions and stay connected with friends and loved ones. The Company operates and manages 682 communities in 41 states as of August 31, 2021, with the ability to serve over 60,000 residents. Brookdale’s stock trades on the New York Stock Exchange under the ticker symbol BKD.

Investor Relations:

Kathy MacDonald

(615) 505-1968

kathy.macdonald@brookdale.com

3